UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 31, 2001



                               SETO HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)




           NEVADA                     33-5820-LA                 77-0082545
(State or other jurisdiction of       Commission             (I.R.S. Employer
incorporation or organization)          File No.          Identification number)



  554 North State Road, Briarcliff Manor, New York                10510
       (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code: 914-923-5000


                                       N/A
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

     On November 27, 1999, SETO Holdings, Inc. (the "Company"), in exchange for 5,000,000 shares of its Common Stock, acquired all of the issued and outstanding capital stock of Fimas Sdn Bhd ("Fimas"), a Malaysian contract manufacturer of electronic consumer products such as DVD players, CD-Rom drives, home theatre systems and CD players. On January 31, 2001,the Company sold back to the former owners of Fimas all of the issued and outstanding capital stock of Fimas in exchange for 5,000,000 shares of the Company's Common Stock, the original acquisition price. The Company decided to dispose of Fimas because its low profit margins and capital requirements were inconsistent with the Company's future plans. In addition, the Company has received a 25.9% equity interest in Fimas Suzhou, a subsidiary of Fimas, as payment for Fimas' $110,145 obligation to the Company (as of December 31, 2000, the net tangible assets of Fimas Suzhou were represented to be $315,000).

     After giving effect to the sale of Fimas, the Company's business is as follows, conducted by the named subsidiaries:

     1. Semicon Tools, Inc. ("STI"), a New York diamond tool manufacturer and distributor of wafer fabrication supplies to the semiconductor industry, with manufacturing and distribution facilities in Malaysia and the United States.

     2. East Coast  Sales  Co.,  a New York  technical  ceramic  fabricator  and
distributor  to  the  aerospace,   defense,   detection  device  and  electronic
industries.

     3. DTI Technology Sdn. Bhd., a Penang, Malaysia diamond tool manufacturer and distributor to all of Asia, as well as STI, for the semiconductor, optical and machine tool industry.

     4. Fuji Fabrication Sdn. Bhd., a Penang, Malaysia cellular phone battery manufacturer and distributor to Malaysia, Hong Kong and the Philippines.

     5. Hong Kong Batteries Industries, Ltd., a Hong Kong manufacturer and distributor of electronic components and batteries.


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


Item 7. Financial Statements and Exhibits

     (b)  Pro Forma Financial Information.

          It is impracticable for the Company to file herewith the required pro forma financial information. The Company will file said pro forma financial information within 75 days of the event reported in Item 2 hereof.


     (c)  Exhibits.

          2.1. Agreement between SETO Holdings, Inc. and Fimas Sdn Bhd, dated January 31, 2001.

          2.2. Amendment to Agreement between SETO Holdings, Inc. and Fimas Sdn Bhd, dated January 31, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SETO HOLDINGS, INC.

                                                By: /s/ Eugene Pian
                                                    -------------------------
Dated: February 15, 2001                            Eugene Pian, President


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